UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

BARREL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201740	47-1963189
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8275 S. Eastern Ave, Suite 200, Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

1-702-595-2247

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

Flote App, Inc.

On February 22, 2021, the Company entered into a Stock Purchase and Sale Agreement (“SPA”) with Flote App, Inc. (“Flote”) of Las Vegas, Nevada.  Under the SPA, the Company has agreed to purchase a 25% equity interest in Flote based on a Company valuation of $10,000,000  and, subsequently,  a 20% equity interest in Flote based on a Flote valuation of $30,000,000 (for a cumulative total of 45% equity interest after transaction).  The investment is to be made in two tranches, with an initial closing to take place on or before April 30, 2021 and the second tranche closing to take place on or before December 31, 2021.  Closing is subject to a number of customary conditions including the accuracy of representations and warranties contained in the Agreement. Flote is in the business of designing advanced social media, virtual reality and token platforms Flote are the creators of a new Social Network system built on respect for the user’s personal data, privacy and pocketbook. The Flote platform fully delivers on the internet’s promise of a wholly connected community without censorship, murky guidelines, or infringement. The platform provides a valuable marketspace with multi-currency wallets and more ways for content providers and creators to monetize their goods and services, even including their content from third-party social applications. Flote and Barrel are presently mapping out a methodology that is able to tokenize Lithium Resources in various stages of development and production.

This description of the SPA is qualified in its entirety by the actual Agreement.

Appointment of New Stock Tranfer Agent

On February 26th, the Company changed its stock transfer agent.  The new stock transfer agent is:

ClearTrust, LLC

Transfer Agent

16540 Pointe Village Dr.

Suite 210

Lutz, FL 33558

813-235-4490

www.ClearTrustOnline.com

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1	Stock Purchase Agreement dated February 22, 2021 between Flote App, Inc. and Barrel Energy Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY, INC.

Date: March 1, 2021	By:	/s/ Harpreet Sangha
	Name:	Harpreet Sangha
	Title:	Chairman

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